Victory Funds

Supplement dated June 1, 2021

to the Statement of Additional Information

dated May 1, 2021 ("SAI")

The following hereby replaces the first paragraph in the section titled, "SailingStone Capital Partners LLC" on page 50 of the SAI:

SailingStone Capital Partners LLC ("SailingStone") serves as the sub-adviser for the Victory Global Energy Transition Fund. SailingStone and the Adviser have entered into a written Sub-Advisory Agreement (the "SailingStone Sub-Advisory Agreement") dated as of June 1, 2021, pursuant to which SailingStone provides sub- advisory services with respect to the Victory Global Energy Transition Fund, subject to the general oversight of the Adviser and the Board. SailingStone has provided investment advisory services to the Fund under prior sub-advisory agreements since 2014. SailingStone is a Delaware limited liability company that commenced operations on January 2, 2014. The principal business address of SailingStone is 3200 Kirby Drive, Suite 800, Houston, Texas 77098. SailingStone is wholly owned by Pickering Energy Partners LP, a Delaware limited partnership, of which Pickering Energy Partners GP LLC, a Delaware limited liability company, is the general partner.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.